INTERCAPITAL INSURED MUNICIPAL BOND TRUST  Two World Trade Center, New York,
                                           New York 10048
LETTER TO THE SHAREHOLDERS October 31, 1996

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Insured Municipal Bond Trust (IMB) for the fiscal year ended October 31, 1996.

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed in March by a surprisingly large increase in payroll employment. The rise in interest rates between February and July may be attributed to market weakness on the days that strong monthly employment figures were reported. The bond market sporadically pushed long-term yields higher, anticipating that the Federal Reserve Board might raise the federal-funds rate. However, with slower growth in employment and overall economic activity between August and October, the central bank left monetary policy unchanged. As a result, by the end of October the fixed-income markets had regained an optimistic outlook and rallied to levels not seen since February.

MUNICIPAL MARKET CONDITIONS

Between February and July, 30-year insured revenue bond yields rose 75 basis points from 5.40 percent to reach 6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of U.S. Treasury securities toward lower yields. Insured bond yields reached 5.60 percent by the end of October. One-year municipal note yields declined marginally from 3.80 percent to 3.70 percent over the past 12 months. In October, the yield curve pickup for extending maturities from 1 to 30 years was 190 basis points.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields moved from 91 percent to 84 percent over the course of the fiscal year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The relative improvement in municipals occurred as flat-tax proposals failed to gain public support.

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1996, continued

that investors also faced the retirement of over $60 billion of debt that has been previously refinanced. On the supply side, new issues increased 20 percent to $147 billion over the calendar year to date.



INTERCAPITAL INSURED MUNICIPAL BOND TRUST


         (The chart below represents information which appears as a graphic in the printed report)

         A pie chart reflecting the credit quality of the portfolio as ratings of the Five Largest Sectors as of October 31, 1996.


         SECTORS                                                     PERCENT

         Mortgage                                                      32%
         All others                                                    27%
         Refunded                                                      12%
         Transportation                                                12%
         Education                                                      9%
         *IDR/PCR                                                       8%

*Industrial Development/Pollution Control Revenue

         CREDIT ENHANCEMENTS                         PERCENT

MBIA (Municipal Bond Investors Assur. Corp.)            42%
FGIC (Financial Guaranty Insurance Co.)                 25%
FSA  (Financial Security Assurance Co.)                 20%
GNMA                                                     9%
AMBAC (AMBAC Indemnity Corp.                             4%


PERFORMANCE

The Trust's net asset value (NAV) moved from $15.41 to $15.35 per share during the fiscal year ended October 31, 1996. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.90 per share, the Trust's total return was 6.29 percent. Over the same period, IMB's market price on the New York Stock Exchange moved from $14.625 to $14.125 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was 3.06 percent.

IMB began the fiscal year trading at a 5 percent discount to NAV and closed at an 8 percent discount. Undistributed net investment income available for dividends improved $0.091 per share during the year to $0.117 per share. As a result, the Trust's monthly dividend was increased from $0.075 to $0.08 per share beginning with the November payment.


PORTFOLIO STRUCTURE

On October 31, 1996, the Trust's net assets of $109 million were diversified among 11 long-term municipal sectors and 37 credits. The average maturity and call protection of IMB's long-term portfolio were 21 and 5 years, respectively. To assure the timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance or by U.S. government guaranteed securities.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1996, continued

to one year. Incremental income to common shares depends on two factors: first, the spread between interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income normally available for distribution to common shareholders.

Weekly ARPS yields ranged between 3.32 and 4.75 percent during the fiscal year. Leverage contributed approximately $0.14 per share to common share earnings during the fiscal year. One ARPS series totaling $30 million and representing 27 percent of net assets was outstanding.

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured municipal securities currently yield 84 percent of U.S. Treasury securities and may be expected to move in tandem with the Treasury market. Although municipal performance relative to U.S. Treasury securities has improved, tax-exempts could again be affected by market uncertainty if new tax reduction proposals were to resurface.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. Over the past fiscal year IMB purchased and retired 76,550 shares of common stock at a weighted average market discount of 9.33 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Insured Municipal Bond Trust and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *

On October 29, 1996, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:
Dr. Manuel H. Johnson

   For ......................  3,985,421
   Withheld .................     57,250

John L. Schroeder

   For ......................  3,982,883
   Withheld .................     59,788

The following Trustees were not standing for reelection at this meeting:

Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael
E. Nugent and Philip J. Purcell.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

  For .....................   3,888,112
  Against ..................     38,948
  Abstain ..................    115,611

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

  For .....................   3,939,762
  Against ..................     23,768
  Abstain ..................     79,141

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996


 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (96.2%)
            General Obligation (5.0%)
   $5,000   Cook County, Illinois, Ser 1992 A (MBIA)  .......................  6.60  %  11/15/22     $5,470,200
-----------                                                                                        --------------
            Educational Facilities Revenue (8.7%)
    6,000   Massachusetts Health & Educational Facilities Authority, Boston
             University 1991 Ser K & L (MBIA) ...............................  6.66     10/01/31      6,375,240
    2,000   New York State Dormitory Authority, St. John's University Ser
             1996 (MBIA) (WI)  ..............................................  5.70     07/01/26      1,988,480
    1,000   Pennsylvania Higher Educational Facilities Authority, Duquesne
             University Refg Ser A of 1991 (MBIA)  ..........................  6.75     04/01/20      1,079,200
-----------                                                                                       --------------
    9,000                                                                                             9,442,920
-----------                                                                                       --------------
            Electric Revenue (4.8%)
    3,000   Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser
             (FGIC)  ........................................................  6.50     01/01/11      3,220,650
    2,000   Snohomish County Public Utility District #1, Washington, 1993
             Ser (FGIC)  ....................................................  6.00     01/01/18      2,010,040
-----------                                                                                       --------------
    5,000                                                                                             5,230,690
-----------                                                                                       --------------
            Hospital Revenue (7.0%)
    3,000   Jacksonville Health Facilities Authority, Florida, New
             Children's Hospital at Baptist Medical Center Ser 1991 (MBIA) ..  7.00     06/01/21      3,299,820
    3,000   Illinois Health Facilities Authority, Memorial Medical Center
             Ser 1989 (MBIA)  ...............................................  6.75     10/01/11      3,257,400
    1,000   Nebraska Investment Finance Authority, Methodist Health System
             Inc Ser 1991 (MBIA)  ...........................................  7.00     03/01/06      1,103,830
-----------                                                                                       --------------
    7,000                                                                                             7,661,050
-----------                                                                                       --------------
            Industrial Development/Pollution Control Revenue (7.6%)
    2,500   Jasper County, Indiana, Northern Indiana Public Service Co
             Collateralized Ser 1991 (MBIA)  ................................  7.10     07/01/17      2,771,050
    1,000   Rockport, Indiana, Indiana & Michigan Power Co Ser B (Secondary
             FGIC)  .........................................................  7.60     03/01/16      1,133,400
    1,000   Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA)  ...  7.00     06/01/31      1,102,110
    3,000   New Hampshire Industrial Development Authority, Canal Electric
             Co (AMT) (FGIC)  ...............................................  7.375    12/01/20      3,325,560
-----------                                                                                       --------------
    7,500                                                                                             8,332,120
-----------                                                                                       --------------
            Mortgage Revenue - Multi-Family (2.8%)
    3,000   New York State Housing Finance Agency, 1996 Ser A Refg (FSA)  ...  6.10     11/01/15      3,067,200
-----------                                                                                       --------------
            Mortgage Revenue - Single Family (29.0%)
    1,755   District of Columbia Housing Finance Agency, GNMA Collateralized
             Ser 1988 E (AMT)  ..............................................  7.70     12/01/22      1,843,663
      225   Hawaii Housing Finance & Development Corporation, Ser 1989 A
             (AMT) (Bifurcated FSA)  ........................................  7.70     07/01/29        235,503
    1,055   Sedgwick & Shawnee County, Kansas, GNMA Collateralized 1990 Ser
             B (AMT) (AMBAC)  ...............................................  7.80     06/01/22      1,114,154


                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996, continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
  $ 5,000   Maine Housing Authority, Ser 1991 A (Bifurcated FSA)  ...........  7.40  % 11/15/22     $  5,282,650
    4,810   Massachusetts Housing Finance Agency, Ser 14 (Bifurcated FSA)  ..  7.60    12/01/14        5,096,820
    1,280   Michigan Housing Development Authority, Ser 1990 D (AMT)
             (Bifurcated FSA)  ..............................................  7.65    12/01/19        1,307,661
    1,980   Minnesota Housing Finance Agency, Ser 1990 A (AMT) (Bifurcated
             FSA)  ..........................................................  7.85    07/01/22        2,089,712
    1,885   Missouri Housing Development Commission, GNMA-Backed 1991 Ser A
             (AMT)  .........................................................  7.375   08/01/23        1,994,745
    5,500   Nebraska Investment Finance Authority, GNMA-Backed 1990 Ser 1 &
             2 (AMT)  .......................................................  7.631   09/10/30        5,838,580
      620   New Jersey Housing & Mortgage Finance Agency, Home Buyer Ser E
             (MBIA)  ........................................................  7.65    10/01/16          646,982
    1,910   Tennessee Housing Development Agency, Homeownership Issue S
             (AMT) (Secondary MBIA)  ........................................  7.625   07/01/22        2,019,004
    3,935   Wisconsin Housing & Economic Development Authority,
             Homeownership 1991 Ser A (Bifurcated FSA)  .....................  7.50    09/01/17        4,162,718
-----------                                                                                       --------------
   29,955                                                                                             31,632,192
-----------                                                                                       --------------
            Transportation Facilities Revenue (11.5%)
    3,000   Hawaii, Airports Second Ser 1990 (AMT) (FGIC)  ..................  7.50    07/01/20        3,290,790
    2,000   Wayne County, Michigan, Detroit Metropolitan Wayne County
             Airport Sub Lien Ser 1991 B (AMT) (MBIA)  ......................  6.75    12/01/21        2,148,100
    5,000   New Hampshire, Turnpike 1991 Refg Ser B & C (FGIC)  .............  6.805   11/01/17        5,479,400
    1,500   Port of Portland, Oregon, Portland International Airport Ser
             Seven B (AMT) (MBIA)  ..........................................  7.10    07/01/21        1,651,305
-----------                                                                                       --------------
   11,500                                                                                             12,569,595
-----------                                                                                       --------------
            Water & Sewer Revenue (5.8%)
    2,250   Broward County, Florida, Utility Ser 1991 (FGIC)  ...............  6.00    10/01/20        2,284,222
    4,000   Norfolk, Virginia, Water Ser 1995 (MBIA)  .......................  5.875   11/01/20        4,037,080
-----------                                                                                       --------------
    6,250                                                                                              6,321,302
-----------                                                                                       --------------
            Other Revenue (1.8%)
    2,000   Las Cruces, New Mexico, Ser 1995 (AMT) (MBIA)  ..................  5.50    12/01/15        1,944,660
-----------                                                                                       --------------
            Refunded (12.2%)
    2,000   Castaic Lake Water Agency, California, Ser 1990 COPs (MBIA)  ....  7.125   08/01/00++      2,232,840
    5,000   Eastern Municipal Water District, California, Water & Sewer Ser
             1991 COPs (FGIC)  ..............................................  6.50    07/01/01++      5,540,000
    2,000   Connecticut Health & Educational Facilities Authority, Yale - New
             Haven Hospital Ser F (MBIA)  ...................................  7.10    07/01/00++      2,209,920
    3,000   Bucks County Industrial Development Authority, Pennsylvania,
             Grand View Hospital Ser of 1991 (AMBAC)  .......................  7.00    07/01/01++      3,357,000
-----------                                                                                       --------------
   12,000                                                                                             13,339,760
-----------                                                                                       --------------
   98,205   TOTAL MUNICIPAL BONDS (Identified Cost $97,411,380)  .................................   105,011,689
-----------                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996, continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
 -----------------------------------------------------------------------------------------------------------------
            SHORT-TERM MUNICIPAL OBLIGATION (1.7%)
  $  1,900  Valdez, Alaska, Marine Terminal Exxon Pipeline Co 1993 Ser C
-----------  (Demand 11/01/96) (Identified Cost $1,900,000)  ................  3.50*%   12/01/33    $  1,900,000
                                                                                                   -------------
  $100,105  TOTAL INVESTMENTS (Identified Cost $99,311,380) (a)  .....................    97.9%      106,911,689
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................     2.1         2,320,261
                                                                                                   -------------
            NET ASSETS  ..............................................................   100.0%     $109,231,950
                                                                                         =====     =============

------------

   AMT       Alternative Minimum Tax.

   COPs      Certificates of Participation.

    WI       Security purchased on a when issued basis.

    ++       Prerefunded to call date shown.

    *        Current coupon of variable rate security.

   (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation was $7,600,309.

Bond Insurance:
--------------

  AMBAC      AMBAC Indemnity Corporation.

  FGIC       Financial Guaranty Insurance Company.

   FSA       Financial Security Assurance Inc.

  MBIA       Municipal Bond Investors Assurance Corporation.



                   GEOGRAPHIC SUMMARY OF INVESTMENTS
             Based on Market Value as a Percent of Net Assets
                           October 31, 1996


Alaska .................   1.8
California .............   7.1
Connecticut ............   2.0
District of Columbia ...   1.7
Florida ................   5.1
Hawaii .................   3.2
Illinois ...............   8.0
Indiana ................   3.6
Kansas .................   2.0
Maine ..................   4.8
Massachusetts ..........  10.5
Michigan ...............   3.2
Minnesota ..............   1.9
Missouri ...............   1.8
Nebraska ...............   6.4
New Hampshire ..........   8.1
New Jersey .............   0.6
New Mexico .............   1.8
New York ...............   4.6
Oregon .................   1.5
Pennsylvania ...........   4.1
South Carolina .........   2.9
Tennessee ..............   1.8
Virginia ...............   3.7
Washington .............   1.9
Wisconsin ..............   3.8
                         ------
Total                     97.9%
                         ======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
Investments in securities, at value
 (identified cost $99,311,380) ..........    $106,911,689
Cash ....................................         209,202
Receivable for:
 Investments sold .......................       2,349,875
 Interest ...............................       1,972,564
Prepaid expenses ........................          88,356
                                           --------------
  TOTAL ASSETS ..........................     111,531,686
                                           --------------
LIABILITIES:
Payable for:
 Investments purchased ..................       1,978,627
 Dividends to preferred shareholders  ...          95,802
 Common shares of beneficial interest
  repurchased ...........................          70,775
 Investment management fee ..............          35,601
Accrued expenses ........................         118,931
                                           --------------
  TOTAL LIABILITIES .....................       2,299,736
                                           --------------
NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, 600
 shares outstanding) ....................      30,000,000
                                           --------------
Common shares of beneficial interest
 (unlimited shares authorized of
 $.01 par value, 5,161,563 shares
 outstanding) ...........................      71,283,404
Net unrealized appreciation .............       7,600,309
Accumulated undistributed net investment
 income .................................         605,964
Accumulated net realized loss ...........        (257,727)
                                           --------------
  NET ASSETS APPLICABLE TO COMMON
  SHAREHOLDERS ..........................      79,231,950
                                           --------------
  TOTAL NET ASSETS ......................    $109,231,950
                                           ==============
NET ASSET VALUE PER COMMON SHARE
 ($79,231,950 divided by 5,161,563
 common shares outstanding) .............          $15.35
                                                   ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

NET INVESTMENT INCOME:
INTEREST INCOME .........................     $7,004,919
                                            ------------
EXPENSES
Investment management fee ...............        385,239
Professional fees .......................        117,667
Auction commission fees .................         82,760
Trustees' fees and expenses .............         37,189
Transfer agent fees and expenses  .......         32,204
Shareholder reports and notices  ........         31,455
Registration fees .......................         16,903
Auction agent fees ......................         10,515
Custodian fees ..........................          5,640
Organizational expenses .................          2,669
Other ...................................         16,646
                                            ------------
  TOTAL EXPENSES BEFORE EXPENSE
  OFFSET ................................        738,887
  LESS: EXPENSE OFFSET  .................         (5,573)
                                            ------------
  TOTAL EXPENSES AFTER EXPENSE OFFSET ...        733,314
                                            ------------
  NET INVESTMENT INCOME .................      6,271,605
                                            ------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .......................        (48,911)
Net change in unrealized appreciation           (837,846)
                                            ------------
  NET LOSS ..............................       (886,757)
                                            ------------
NET INCREASE ............................     $5,384,848
                                            ============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE YEAR      FOR THE YEAR
                                                      ENDED OCTOBER     ENDED OCTOBER
                                                         31, 1996          31, 1995
--------------------------------------------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .............................    $  6,271,605      $  6,367,146
Net realized loss .................................         (48,911)          (62,197)
Net change in unrealized appreciation .............        (837,846)        6,819,075
                                                    ----------------  ----------------
  NET INCREASE ....................................       5,384,848        13,124,024
                                                    ----------------  ----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred .........................................      (1,123,038)       (1,196,552)
Common ............................................      (4,679,522)       (5,423,197)
                                                    ----------------  ----------------
  TOTAL ...........................................      (5,802,560)       (6,619,749)
                                                    ----------------  ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Preferred .........................................         --             (5,000,000)
Common ............................................      (1,068,077)         (163,890)
                                                    ----------------  ----------------
  TOTAL ...........................................      (1,068,077)       (5,163,890)
                                                    ----------------  ----------------
  NET INCREASE (DECREASE) .........................      (1,485,789)        1,340,385
NET ASSETS:
Beginning of period ...............................     110,717,739       109,377,354
                                                    ----------------  ----------------
  END OF PERIOD
  (Including undistributed net investment income
  of  $605,964 and $136,919, respectively) ........    $109,231,950      $110,717,739
                                                    ================  ================

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Bond Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $40,281 which have been reimbursed for the full amount thereof. Such expenses were fully amortized as of February 29, 1996.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 aggregated $4,944,480 and $7,398,975, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1996, the Trust had transfer agent fees and expenses payable of approximately $5,500.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

years of service. Aggregate pension costs for the year ended October 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $22,344. At October 31, 1996, the Trust had an accrued pension liability of $36,802 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued 800 shares of Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                                                      RANGE OF
               AMOUNT IN                RESET         DIVIDEND
  SHARES*     THOUSANDS*      RATE*      DATE         RATES**
---------  ---------------  -------  ----------  ----------------
    600         30,000        3.76%    07/02/97     3.32% - 4.75%

------------

*  As of October 31, 1996.

** For the year ended October 31, 1996.

Subsequent to October 31, 1996 and up through December 9, 1996, the Trust paid dividends at a rate of 3.76% in the aggregate amount of $191,604.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                        CAPITAL
                                                                                                        PAID IN
                                                                                                     EXCESS OF PAR
                                                                             SHARES      PAR VALUE       VALUE
                                                                          -----------  -----------  -------------
Balance, October 31, 1994 ...............................................   5,251,113     $52,511     $72,462,860
Treasury shares purchased and retired (weighted average discount 9.49%)*      (13,000)       (130)       (163,760)
                                                                          -----------  -----------  -------------
Balance, October 31, 1995 ...............................................   5,238,113      52,381      72,299,100
Treasury shares purchased and retired (weighted average discount 9.33%)*      (76,550)       (765)     (1,067,312)
                                                                          -----------  -----------  -------------
Balance, October 31, 1996 ...............................................   5,161,563     $51,616     $71,231,788
                                                                          ===========  ===========  =============

------------

* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1996, the Trust had a net capital loss carryover of approximately $258,000 to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:


                AMOUNT IN  THOUSANDS
----------------------------------------------------
 2001        2002       2003       2004       TOTAL
------      ------     ------     ------     -------
 $79         $68        $62        $49        $258
======      ======     ======     ======     =======


7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:


                    AMOUNT PER       RECORD             PAYABLE
 DECLARATION DATE      SHARE          DATE               DATE
-----------------  -----------  ----------------  -----------------
October 30, 1996       $0.08    November 8, 1996  November 22, 1996
November 26, 1996      $0.08    December 6, 1996  December 20, 1996


INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                              FOR THE YEAR ENDED OCTOBER 31*
                                                                --------------------------------------------------------------
                                                                  1996         1995         1994         1993         1992

------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..........................   $ 15.41      $ 14.16      $ 16.75      $ 14.84      $ 14.66
                                                                 ---------    ---------    ---------    ---------    ---------
Net investment income .........................................      1.21         1.22         1.34         1.41         1.45
Net realized and unrealized gain (loss) .......................     (0.17)        1.30        (2.49)        2.04         0.09
                                                                 ---------    ---------    ---------    ---------    ---------
Total from investment operations ..............................      1.04         2.52        (1.15)        3.45         1.54
                                                                 ---------    ---------    ---------    ---------     --------
Less dividends and distributions from:
 Net investment income ........................................     (0.90)       (1.04)       (1.21)       (1.26)       (1.08)
 Common share equivalent of dividends paid to preferred
 shareholders .................................................     (0.22)       (0.23)       (0.23)       (0.24)       (0.26)
 Net realized gain ............................................       --           --           --         (0.04)       (0.02)
                                                                  ---------    ---------    ---------    ---------    --------
Total dividends and distributions .............................     (1.12)       (1.27)       (1.44)       (1.54)       (1.36)
Anti-dilutive effect of acquiring treasury shares .............      0.02          --           --           --           --
                                                                  ---------    ---------    ---------    ---------    --------
Net asset value, end of period ................................   $ 15.35      $ 15.41      $ 14.16      $ 16.75      $ 14.84
                                                                  =========    =========    =========    =========    ========
Market value, end of period ...................................   $14.125      $14.625      $12.875      $17.875      $16.375
                                                                  =========    =========    =========    =========    ========
TOTAL INVESTMENT RETURN+ ......................................      3.06%       22.10%      (22.37)%      17.74%       13.05%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses before expense offset ..........................      0.92%        0.91%(1)     1.03%        1.01%        0.99%
Net investment income before preferred stock dividends  .......      7.85%        8.16%(1)     8.68%        8.86%        9.61%
Preferred stock dividends .....................................      1.41%        1.53%        1.49%        1.49%        1.70%
Net investment income available to common shareholders  .......      6.44%        6.63%        7.19%        7.37%        7.91%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .......................  $109,232     $110,718     $109,377     $128,031     $117,998
Asset coverage on preferred shares at end of period ...........       363%         369%         312%         319%         295%
Portfolio turnover rate .......................................         5%           6%          12%           6%           7%

------------

   * The per share amounts were computed using an average number of shares outstanding during the period.

   + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

   (1) The above expense and net investment ratios would have been 0.90% and 8.17%, respectively, after expense offset, which reflect 0.01% effect for custody cash credits.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED MUNICIPAL BOND TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured Municipal Bond Trust (the "Trust") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1996

                     1996 FEDERAL TAX NOTICE (unaudited)

         During the year ended October 31, 1996, the Trust paid the following per share amounts from tax-exempt income: $0.90 to common shareholders and $1,712 to preferred shareholders.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
Price Waterhouse
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048




INTERCAPITAL
INSURED
MUNICIPAL
BOND TRUST




ANNUAL REPORT
OCTOBER 31, 1996